Exhibit 10.2

THIS NOTE, THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER foreign OR STATE SECURITIES ACTS, nor has a prospectus with respect to such Note and securities been filed with ANY SecuritiES Authority. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR THE FILING OF SUCH A PROSPECTUS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SAVE FOODS, INC.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: $__	Issue Date: _______

WHEREAS, SAVE FOODS, INC., a Delaware corporation (the “Company”), is raising bridge financing in the form of, inter alia, loans convertible into equity of the Company, in an aggregate amount of up to US$___ (the “Loan”), in accordance with a Convertible Loan Agreement, dated as of _____ (the “Effective Date”), among the Company and certain lenders thereto (the “Loan Agreement”), and ______(the “Lender”) has funded a portion of the Loan in an amount equal to the Principal Amount (as set forth above).

NOW, THEREFORE, FOR VALUE RECEIVED, the Company promises to pay to the Lender in lawful money of the United States of America, the sum of the Principal Amount as set forth above (the “Principal Amount”), plus any accrued but unpaid interest, on the earlier of (i) the third anniversary of the Effective Date or (ii) the consummation of a Deemed Liquidation (as defined in the Loan Agreement), unless converted in accordance with the terms of this Convertible Promissory Note (this “Note”) and the Loan Agreement.

The following is a statement of the rights of Lender and the conditions to which this Note is subject, and to which Lender, by the acceptance of this Note, agrees:

1. Interest. The Principal Amount shall bear interest from the date of its issuance at the rate of five percent (5%) per annum, compounded annually (the Principal Amount together with any accrued and unpaid interest, the “Holder Loan Amount”).

2. Repayment. Unless otherwise converted as provided in the Loan Agreement and the terms of this Note, repayment of the Holder Loan Amount shall be made as follows: (i) the Principal Amount shall be repaid in twenty four (24) equal monthly installments, starting on the twenty fifth (25th) month following of the Effective Date, and (ii) the interest accrued on the Holdert Loan Amount shall be paid in two (2) bi-annual installments, commencing on the first anniversary of the first payment of the Principle Amount.

3. Conversion. The Holder Loan Amount shall be convertible into shares of the Company’s capital stock in accordance with the terms of the Loan Agreement.

4. Amendments. Any provision of this Note may be amended, waived or modified in accordance with the terms of the Loan Agreement.

5. Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

6. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state. Any dispute hereunder will be adjudicated solely in the United States federal and state courts of the State of Delaware.

7. Assignment. None of the rights, privileges, or obligations set forth in, arising under, or created by this Note may be assigned or transferred by the Company or the Lender without the prior written consent of the other party, other than an assignment or transfer by the Lender to one or more of its affiliates which shall not require any prior consent.

8. Further Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Note.

(Signature Page Follows)

The Company has caused this Convertible Note to be issued as of the date first written above.

SAVE FOODS, INC.
a Delaware corporation

By:
Name:
Title:

[Signature Page to the Convertible Note dated _______]